RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE MARCH 9, 2016 | ORLANDO, FL

FORWARD LOOKING STATEMENT Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements including with respect to estimated 2016 guidance and the impact of various factors on operating results. Each of the forward-looking statements is subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from the Company’s acquisition of Covance. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect LabCorp’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2015, including in each case under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The information in this presentation should be read in conjunction with a review of the Company’s filings with the SEC including the information in the Company’s Form 10-K for the year ended December 31, 2015, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. The Company assumes no obligation to update any forward-looking information included in this presentation. 2

AGENDA Strategic Priorities Financial Strength Company and Strategic Vision 3

LABCORP OVERVIEW • Provides diagnostic, drug development and technology-enabled solutions for >100 million patient encounters per year • Leading national clinical laboratory – LabCorp Diagnostics • Leading Contract Research Organization (CRO) – Covance Drug Development • >$8.5B revenue in 2015 • >50,000 employees worldwide • Experienced management team • Serves large, growing, fragmented global markets Corporate Headquarters: Burlington, NC World’s Leading Healthcare Diagnostics Company 4

LABCORP DIAGNOSTICS OVERVIEW 5 Pro Forma Segment Financial Summary2 Constant Year Ended Currency 2015 2014 Change Change Revenue 6,211$ 5,922$ 4.9% 5.7% Adj. O.I. 1,240$ 1,129$ 9.8% Adj. O.I. % 20.0% 19.1% 90 bps • >$6.2B revenue in 20151 • National network of 39 primary clinical laboratories and approximately 1,700 patient service centers • Offers broad range of 4,700+ clinical, anatomic pathology, genetic and genomic tests • Processes approximately 500,000 patient specimens daily • Serves >220,000 physicians, government agencies, managed care organizations, hospitals, clinical labs and pharmaceutical companies 1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2015 2. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2014. Adjusted operating income and margin exclude unallocated corporate expenses, amortization, restructuring and other special items Leading National Clinical Laboratory

COVANCE DRUG DEVELOPMENT OVERVIEW 6 Pro Forma Segment Financial Summary2 Constant Year Ended Currency 2015 2014 Change Change Revenue 2,629$ 2,611$ 0.7% 4.3% Adj. O.I. 372$ 340$ 9.2% Adj. O.I. % 14.1% 13.0% 110 bps • >$2.6B revenue in 20151 • Only provider of full spectrum of drug development services • Market leader in early development, central laboratory, and Phase I-IV clinical trial management services • Involved in the development of all of the top 50 drugs on the market3 • Collaborated on 87% of the 45 new drugs approved by FDA in 2015, including 100% of the approved oncology drugs • Generates more safety and efficacy data than any other drug development company 1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2015 2. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2014. Adjusted operating income and margin exclude unallocated corporate expenses, amortization, restructuring and other special items 3. Based on 2014 drug sales Leading CRO / Drug Development Services Provider

DIVERSIFIED REVENUE BASE (2015 PRO FORMA REVENUE1) 7 Unique Customer Mix 30% 30% 23% 11% 3% 3% Pharma & Biotech Managed Care (Fee for Service) Other Payers Medicare & Medicaid Patient Managed Care (Capitated) 1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1st, 2015 2. Includes physicians and hospitals, Occupational Testing Services, non-U.S. clinical diagnostic laboratory operations, nutritional chemistry and food safety operations, and Beacon LBS 2

EXPANDED GROWTH OPPORTUNITIES WITH INCREASED GLOBAL PRESENCE 8 1. 2014 revenue excludes Covance. 2015 revenue presented on a pro forma basis as if the acquisition of Covance closed on January 1st, 2015. 2. Based on industry publications and company estimates 3. Over 30 currencies in 2015 and no single currency (other than US dollar) accounts for more than 10% of 2015 revenue 2014 Revenue Distribution1 >$70 billion addressable market2 2015 Revenue Distribution1 0% 25% 50% 75% 100% USA Rest of World 92.7% 80.9% 7.3% 19.1% 0% 25% 50% 75% 100% USA Rest of World 92.7% Markets Served North American Clinical Reference Laboratory Central Laboratory Market Opportunities Global Clinical Reference Laboratory Drug Development Central Laboratory Market Access Food Safety and Chemistry >$200 billion addressable market2 3

OUR STRATEGIC VISION: IMPROVE HEALTH AND IMPROVE LIVES 9 Build / Acquire Complementary Capabilities Organic Growth Through New Tests, Customers and Markets Integrate Diagnostic Information and Content Build / Acquire Complementary Capabilities Use Tools and Technology to Improve Success, and Reduce Time and Cost, of Trials Commercialize Technology-Enabled Solutions Develop Scalable Platforms and Applications for Customers Delivering World Class Diagnostics Bringing Innovative Medicines to Patients Faster Changing the Way Care is Provided

OUR STRATEGIC VISION: IMPROVE HEALTH AND IMPROVE LIVES 10 Delivering World Class Diagnostics Bringing Innovative Medicines to Patients Faster Changing the Way Care is Provided

GROW THE BASE THROUGH CUSTOMER FOCUS AND ENTERPRISE PARTNERSHIPS 11 Drive Organic Growth to Serve Multiple Customers Across Care Settings • Increase breadth and scope of partnerships with managed care • Seek innovative partnerships with government payers • Increase breadth and depth of partnerships with health systems, integrated delivery networks and physician groups • Embrace new partners, solutions, payment structures and care models • Capitalize on new capabilities to increase patient engagement and assist patients in better managing their health

EXPAND DIAGNOSTIC OFFERING WITH NEW TESTS 12 Maintain Leadership in Scientific Innovation • Introduced over 75 assays in 2015 • Industry-leading position in companion diagnostics (CDx) with differentiated capabilities and unparalleled experience • Continue expansion of next-generation sequencing capabilities • Complement LabCorp R&D through acquisitions, licensing and collaborations with leading companies and academic institutions Preferred Provider of End-to-End Clinical Development and Commercial Lab Testing Solutions as well as Regulatory Support for Innovative CDx • PD-L1 IHC 22C3 pharmDx (Merck’s Keytruda®) • PD-L1 IHC 28-8 pharmDx (Bristol-Myers Squibb’s OPDIVO®) • cobas® EGFR Mutation Test v2 (AstraZeneca’s TAGRISSO™) Approved and commercialized since October 2015 Keytruda is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc. OPDIVO is a registered trademark of Bristol-Myers Squibb Company. cobas is a registered trademark of Roche. TAGRISSO is a trademark of the AstraZeneca group of companies.

CREATE SHAREHOLDER VALUE THROUGH ACQUISITION OF COMPLEMENTARY BUSINESSES 13 Target Acquisition Considerations Attractive market opportunity that leverages our core competencies Meets financial criteria Proven technology Attractive customer set Global scope Strong management team Genzyme Genetics

OUR STRATEGIC VISION: IMPROVE HEALTH AND IMPROVE LIVES 14 Delivering World Class Diagnostics Bringing Innovative Medicines to Patients Faster Changing the Way Care is Provided

DELIVER HIGHEST QUALITY, END-TO-END DRUG DEVELOPMENT SOLUTIONS TO THE MARKET 15 • Create therapeutically-driven solutions that span the drug development and testing continuum • Pursue pull-through opportunities and broaden customer segment coverage globally • Leverage scale, cost efficiencies and integrated capabilities to increase market share, reduce development timelines and drive down costs • Continue global leadership in companion diagnostics from discovery to commercialization • Offer commercial solutions to maximize biopharmaceutical partners’ asset value

CREATE DIFFERENTIATED DRUG DEVELOPMENT APPROACHES 16 Help Partners Rethink and Redesign their Global R&D Decisions Early Development Phase Solutions • Innovative offering to connect the customers’ non-clinical and clinical development goals • Consistent and focused project team • Continuity of drug development partnership • Flexibility to meet partners’ needs • Efficient and cost effective Proof Of Concept COMMERCIALIZATION DRUG DRUG DEVELOPMENT CYCLE

DEPLOY INNOVATIVE TOOLS AND TECHNOLOGY TO ADDRESS PARTNER NEEDS 17 • Deliver SaaS platform to replace internally-built clinical IT structures while improving value and insight • Create scientific solutions that accelerate discovery and development of innovative medicines • Lower patient burden and improve patient access to clinical trials • Continue to develop real-world evidence capabilities

DEVELOP INFORMATICS-DRIVEN SOLUTIONS IN PATIENT RECRUITMENT AND STUDY START UP 18 • Health information from >100 million patient encounters annually • Identify desired patient populations and relevant investigator sites • Inform study design • Facilitate faster clinical trial enrollment Filtered patient population Filtered investigator sites Provide Partners with Unique Perspectives and Actionable Insights

DEVELOP INFORMATICS-DRIVEN SOLUTIONS IN PATIENT RECRUITMENT AND STUDY START UP 19 • Health information from >100 million patient encounters annually • Identify desired patient populations and relevant investigator sites • Inform study design • Facilitate faster clinical trial enrollment • >30,000 patients provided consent through our patient portal to be contacted about future relevant clinical trials Filtered patient population Filtered investigator sites Provide Partners with Unique Perspectives and Actionable Insights >$130 million of new orders won through the combination of LabCorp patient data and Covance capabilities >30,000 patients since mid-Q4 2015 have consented through our patient portal to be contacted about future relevant clinical trials

OUR STRATEGIC VISION: IMPROVE HEALTH AND IMPROVE LIVES 20 Delivering World Class Diagnostics Bringing Innovative Medicines to Patients Faster Changing the Way Care is Provided

COMMERCIALIZE INNOVATIVE TECHNOLOGY-ENABLED SOLUTIONS 21 • Decision support tool to guide lab and test selection • Designed to: • Improve quality of lab services • Support evidence-based guidelines for patient care • Help payers manage laboratory cost and trend • Integrated into provider workflow • Developed and implemented by collaborative team with extensive laboratory medicine experience BeaconLBS: Appropriate Test, Appropriate Patient, Appropriate Time

PROVIDE BETTER INSIGHTS TO HELP CUSTOMERS MANAGE HEALTH 22 Innovative Decision Support Tools • Programs include: • Chronic Kidney Disease (CKD) • Cardiovascular Disease • Type 2 Diabetes • Kidney Stones • Medical Drug Monitoring • Delivered more than 5 million enhanced reports in 2015 • Reports provide actionable diagnostic information to change decision making Physicians receiving the proprietary clinical decision support reports were 29 percent to 88 percent more likely to order CKD-related testing in accordance with guidelines than those physicians who did not receive the reports

COMMERCIALIZE INNOVATIVE TECHNOLOGY-ENABLED SOLUTIONS 23 • Proactively identify and mitigate risks at the individual site and patient level for a single study or worldwide portfolio • Designed to: • Allow partners to make more informed clinical trial decisions • Lower clinical trial execution risk • Drive faster results • Utilizes data visualization capabilities • Combines traditional on-site monitoring with centralized monitoring • Applicable for all studies, whether or not managed by Covance Xcellerate® Monitoring: Unique Risk-Based Monitoring Tool On-Site Remote Risk Monitoring Medical Review Statistical Monitoring Data Review Site Monitoring (Field CRAs) Centralized Monitoring (Central Teams)

FOCUSED ON PROFITABLE GROWTH 24 1. Results presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2014. Adjusted operating income excludes amortization, restructuring and other special items. See Appendix for reconciliation. 2. Reported results include Covance as of February 19, 2015; prior to February 19, 2015, results exclude Covance. Adjusted EPS exclude amortization, restructuring and other special items. See Appendix for reconciliation. $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 Pro Forma Revenue $1.1 $1.2 $1.3 $1.4 $1.5 $1.6 Pro Forma Adjusted OI $400 $500 $600 $700 $800 Reported Free Cash Flow $5.50 $6.00 $6.50 $7.00 $7.50 $8.00 $8.50 Reported Adjusted EPS In Billions In Billions In Millions 2014 2015 1 1 2 2

2016 FINANCIAL GUIDANCE1 25 Excluding the impact of amortization, restructuring and special items, guidance for 2016 is: Current Guidance (assumes foreign exchange rates effective as of January 31, 2016) Implied Constant Currency Revenue Growth Total net revenue growth: 7.5% – 9.5%(3) 8.5% – 10.5% LabCorp Diagnostics net revenue growth(2): 3.5% – 5.5%(4) 4.0% – 6.0% Covance Drug Development net revenue growth(2): 2% – 5%(5) 4.0% – 7.0% Implied Year-Over-Year Growth Adjusted EPS: $8.45 – $8.85 Approximately 7% - 12% Free cash flow: $900 Million – $950 Million Approximately 24% - 31% 1. Based on guidance issued on February 18, 2016. 2. Net revenue growth compared to 2015 pro forma segment net revenue. 3. Includes the impact from approximately 100 basis points of negative currency. 4. Includes the impact from approximately 50 basis points of negative currency. 5. Includes the impact from approximately 200 basis points of negative currency

EFFECTIVE CAPITAL DEPLOYMENT TO BUILD SHAREHOLDER VALUE 26 Capital Expenditures 10% $2.8 billion Share Repurchase 23% Other Acquisitions 18% Approximately $11.9 billion in capital deployment between 2010 and 20151 $5.6 billion $1.1 billion 1. Includes cash from operations (approximately $5.1 billion) as well as debt (approximately $5.0 billion) and equity (approximately $1.8 billion) issuances. Excludes mandatory debt repayment. Debt Repayment 2% Covance Acquisition 47% $2.1 billion

CONCLUSION 27 • Unique business with unique capabilities • Expanded growth opportunities in the US and around the globe • Focus on execution of our strategy to increase shareholder value Key Points

RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE MARCH 9, 2016 | ORLANDO, FL

29 Appendix

2015 PRO FORMA SEGMENT RESULTS (DOLLARS IN MILLIONS) 30 1. Adjusted Operating Income excludes amortization, restructuring and special items 2. See Reconciliation of non-GAAP Financial Measures in Appendix Pro forma results assume that the acquisition of Covance closed on January 1, 2014 Twelve Months Twelve Months Ended 12/31/15 Ended 12/31/14 % Change Net Revenue LabCorp Diagnostics $6,210.6 $5,922.2 4.9% Covance Drug Development $2,628.7 $2,610.5 0.7% Total Net Revenue $8,839.3 $8,532.7 3.6% Adjusted Operating Income1, 2 LabCorp Diagnostics $1,239.8 $1,129.4 9.8% Adjusted Operating Margin 20.0% 19.1% 90 bps Covance Drug Development $371.5 $340.3 9.2% Adjusted Operating Margin 14.1% 13.0% 110 bps Unallocated Corporate Expense ($134.1) ($136.4) 1.7% Total Adjusted Operating Income $1,477.2 $1,333.3 10.8% Total Adjusted Operating Margin 16.7% 15.6% 110 bps

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 31 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2015 2014 Operating Income 1,002.9$ 910.4$ Acquisition-related costs 119.1 - Restructuring and other special charges 113.9 17.8 Consulting fees and executive transition expenses 25.6 23.4 Settlement costs 12.2 - Wind-down of minimum volume contract operations 5.7 - Project LaunchPad system implementation costs 3.0 - Amortization of intangibles and other assets 164.5 76.7 Adjusted operating income 1,446.9$ 1,028.3$ Adjusted EPS Diluted earnings per common share 4.34$ 5.91$ Restructuring and special items 2.44 0.34 Amortization expense 1.13 0.55 Adjusted EPS 7.91$ 6.80$ Twelve Months Ended December 31, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 32 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Free Cash Flow: 2015 2014 Net cash provided by operating activities 982.4$ 739.0$ Less: Capital expenditures (255.8) (203.5) Free cash flow 726.6$ 535.5$ Twelve Months Ended December 31, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (FOOTNOTES) 33 1) During the fourth quarter of 2015, the Company recorded net restructuring and special items of $54.0 million. The charges included $25.3 million in severance and other personnel costs along with $17.0 million in facility-related costs associated with facility closures and general integration initiatives. A substantial portion of these costs relates to the planned closure of two Covance Drug Development segment (“CDD”) operations that serviced a minimum volume contract that expired on October 31, 2015. In addition, the Company recorded asset impairments of $11.9 million relating to CDD customer service applications that will no longer be used. The Company reversed previously established reserves of $0.2 million in unused facility- related costs. The Company incurred additional legal and other costs of $5.7 million relating to the wind-down of the minimum volume contract operations. The Company also recorded $10.1 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.1 million in short-term equity retention arrangements relating to the acquisition of Covance and $0.3 million of accelerated equity compensation relating to the announced retirement of a Company executive (all recorded in selling, general and administrative expenses). During the fourth quarter, the Company paid $12.2 million in settlement costs and litigation expenses related to the resolution of a federal court putative class action lawsuit. In addition, the Company incurred $3.0 million of non-capitalized costs associated with the implementation of a major system as part of its Project LaunchPad business process improvement initiative. The after tax impact of these charges decreased net earnings for the quarter ended December 31, 2015, by $63.2 million and diluted earnings per share by $0.61 ($63.2 million divided by 103.2 million shares). During the first three quarters of 2015, the Company recorded net restructuring and other special charges of $59.9 million. The charges included $33.9 million in severance and other personnel costs along with $12.1 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.9 million in unused facility-related costs. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $15.3 million of consulting expenses relating to fees incurred as part of Project LaunchPad as well as Covance integration costs, along with $4.3 million in short-term equity retention arrangements relating to the acquisition of Covance (all recorded in selling, general and administrative expenses). In addition, the Company recorded a non-cash loss of $2.3 million, upon the dissolution of one of its equity investments (recorded in other, net in the accompanying Consolidated Statements of Operations). During the first quarter of 2015, the Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the twelve months ended December 31, 2015, by $245.7 million and diluted earnings per share by $2.44 ($245.7 million divided by 100.6 million shares).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (FOOTNOTES) 34 2) During the fourth quarter of 2014, the Company recorded net restructuring and special items of $2.4 million. The charges included $0.7 million in severance and other personnel costs along with $1.7 million in facility-related costs associated with facility closures and general integration initiatives. In addition to these net restructuring charges, the Company recorded $13.2 million in consulting expenses relating to fees incurred as part of Project LaunchPad as well as legal fees associated with its Covance, Inc. acquisition (all such fees are recorded in selling, general and administrative). In conjunction with the financing of the Covance transaction, the Company incurred $4.7 million in bridge financing fees and wrote-off $1.3 million in deferred financing costs relating to its prior credit agreement which was replaced with a new credit facility. These Covance-related financing costs are recorded in interest expense. The after tax impact of these combined charges decreased net earnings for the three months ended December 31, 2014, by $13.3 million and diluted earnings per share by $0.15 ($13.3 million divided by 86.3 million shares). During the first three quarters of 2014, the Company recorded net restructuring and special items of $15.4 million. The charges included $9.9 million in severance and other personnel costs along with $6.6 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.4 million in unused severance and $0.7 million in unused facility-related costs. In addition, the Company recorded $10.1 million in consulting expenses relating to fees incurred as part of Project LaunchPad as well as legal fees associated with its LipoScience acquisition and one-time CFO transition costs (all such fees are recorded in selling, general and administrative). The after tax impact of these combined charges decreased net earnings for the year ended December 31, 2014, by $29.1 million and diluted earnings per share by $0.34 ($29.1 million divided by 86.4 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended December 31, 2015 and 2014, intangible amortization was $38.3 million and $15.4 million, respectively ($26.9 million and $9.5 million net of tax, respectively) and decreased EPS by $0.26 ($26.9 million divided by 103.2 million shares) and $0.11 ($9.5 million divided by 86.2 million shares), respectively. For the twelve months ended December 31, 2015 and 2014, intangible amortization was $164.5 million and $76.7 million, respectively ($113.5 million and $47.3 million net of tax, respectively) and decreased EPS by $1.13 ($113.5 million divided by 100.6 million shares) and $0.55 ($47.3 million divided by 86.4 million shares), respectively.